Rule 497(e)

Registration Nos. 333-03715 and 811-07619

NUVEEN MULTI-MANAGER LARGE-CAP VALUE FUND

SUPPLEMENT DATED AUGUST 3, 2010

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2009

AS PREVIOUSLY SUPPLEMENTED MARCH 1, 2010, JUNE 1, 2010 AND JUNE 16, 2010

AND

TO THE PROSPECTUS DATED OCTOBER 31, 2009,

AS PREVIOUSLY SUPPLEMENTED MARCH 1, 2010, JUNE 1, 2010, JUNE 16, 2010 AND JULY 1, 2010

Ross Sakamoto has been named a portfolio manager for the assets of the fund managed by Symphony Asset Management LLC (“Symphony”), one of the fund’s sub-advisers, joining Gunther Stein as a portfolio manager of the fund.

Mr. Sakamoto, Director of Equity at Symphony, has managed the fund since July 30, 2010. He is responsible for leading Symphony’s equity investment strategies and overseeing the equity trading and research activities. Mr. Sakamoto has over twenty years of industry experience and returns to Symphony after having spent six years with Symphony from 1996 to 2002 as an Equity Portfolio Manager of long-only and hedged strategies. Most recently, Mr. Sakamoto was a Director in the Quantitative Services group at Deutsche Bank Advisors focusing on business development. Prior to joining Deutsche Bank in 2008, he focused on program trading at Bear Stearns & Company from 2002 to 2007.

There have been no changes in the fund’s investment objectives or policies.

PLEASE KEEP THIS WITH THE FUND’S

SUMMARY PROSPECTUS OR PROSPECTUS

FOR FUTURE REFERENCE

MGN-MMLCV-0810P